CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                          MASTER LOAN AND SECURITY AGREEMENT


          THIS AGREEMENT dated as of June 26, 1998, is made by Conductus, Inc (the "Borrower"), a Delaware corporation having its principal place of business and chief executive office at 969 West Maude Avenue, Sunnyvale, California, 94086 in favor of Transamerica Business Credit Corporation, a Delaware corporation (the "Lender"), having its principal office at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018.

          WHEREAS, the Borrower has requested that the Lender make Loans to it from time to time; and

          WHEREAS, the Lender has agreed to make such Loans on the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and to induce the Lender to e xtend credit, the Borrower hereby agrees with the Lender as follows:

          SECTION 1.     DEFINITIONS.

          As used herein, the following terms shall have the following meanings, and shall be equally applicable to both the singular and plural forms of the terms defined:

AGREEMENT shall mean this Master Loan and Security Agreement together with all schedules and exhibits hereto, as amended, supplemented, or otherwise modified from time to time.

APPLICABLE LAW shall mean the laws of the State of Illinois (or any other jurisdiction whose laws are mandatorily applicable notwithstanding the parties' choice of Illinois law) or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

BUSINESS DAY shall mean any day other than a Saturday, Sunday, or public holiday or the equivalent for banks in New York City.

CODE shall have the meaning specified in Section 8(d).

COLLATERAL shall have the meaning specified in Section 2.

COLLATERAL ACCESS AGREEMENT shall mean any landlord waiver, mortgagee waiver, bailee letter, or similar acknowledgement of any warehouseman or processor in possession of any Collateral.

EFFECTIVE DATE shall mean the date on which all of the conditions specified in
Section 3.3 shall have been satisfied.

EVENT OF DEFAULT shall mean any event specified in Section 7.

FINANCIAL STATEMENTS shall have the meaning specified in Section 6.1.

GAAP shall mean generally accepted accounting principles in the United States of America, as in effect from time to time.

INTELLECTUAL PROPERTY SECURITY AGREEMENT shall mean an Intellectual Property Security Agreement of even date herewith, in form and substance satisfactory to Lender.

LOANS shall mean the loans and financial accommodations made by the Lender to the Borrower in accordance with the terms of this Agreement and the Notes.

LOAN DOCUMENTS shall mean, collectively, this Agreement, the Notes, the Intellectual Property Security Agreement, and all other documents, agreements, certificates, instruments, and opinions executed and delivered in connection herewith and therewith, as the same may be modified, extended, restated, or supplemented from time to time.

MATERIAL ADVERSE CHANGE shall mean, with respect to any Person, a material adverse change in the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

MATERIAL ADVERSE EFFECT shall mean, with respect to any Person, a material adverse effect on the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

NOTE shall mean each Promissory Note made by the Borrower in favor of the Lender, as amended, supplemented, or otherwise modified from time to time.

OBLIGATIONS shall mean all indebtedness, obligations, and liabilities of the Borrower under the Notes and under this Agreement, whether on account of principal, interest, indemnities, fees (including, without limitation, attorneys' fees, remarketing fees, origination fees, collection fees, and all other professionals' fees), costs, expenses, taxes, or otherwise.

PERMITTED LIENS shall mean such of the following as to which no enforcement, collection, execution, levy, or foreclosure proceeding shall have been commenced: (a) liens for taxes, assessments, and other governmental charges or levies or the claims or demands of landlords, carriers, warehousemen, mechanics, laborers, materialmen, and other like Persons arising by operation of law in the ordinary course of business for sums which are not yet due and payable, or liens which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP; (b) deposits or pledges to secure the payment of worker's compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business; (c) licenses, restrictions, or covenants for or on the use of the Collateral which do not materially impair either the use of the Collateral in the operation of the business of the Borrower or the value of the Collateral; and (d) attachment or judgment liens that do not constitute an Event of Default.

PERSON shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party, or government (including any division, agency, or department thereof), and the successors, heirs, and assigns of each.

SCHEDULE shall mean each Schedule in the form of Schedule A hereto delivered by the Borrower to the Lender from time to time.

SOLVENT means, with respect to any Person, that as of the date as to which such Person's solvency is measured:

     (a) the fair saleable value of its assets is in excess of the total amount of its liabilities (including contingent liabilities as valued in accordance with GAAP) as they become absolute and matured;

     (b)  it has sufficient capital to conduct its business; and

     (c)  it is able generally to meet its debts as they mature.

TAXES shall have the meaning specified in Section 5.5.

     SECTION 2. CREATION OF SECURITY INTEREST; COLLATERAL. Lender shall have a first priority interest in fixed assets and a second priority interest in other Collateral. The Borrower hereby assigns and grants to the Lender a continuing general lien on, and security interest in, all the Borrower's right, title, and interest in and to all of the following collateral (the "Collateral") to secure the payment and performance of all the Obligations:

               (a) All equipment in all of its forms, whether owned or leased by the Borrower, wherever located, now or hereafter existing (including, without limitation, all laboratory equipment, machinery, office equipment and supplies, computers and related hardware, furnishings, fixtures, manufacturing implements, trucks, trailers and motor vehicles and all equipment employed in the operation of the business of the Borrower), and all parts thereof and all accessions and attachments thereto and substitutions, repairs or improvements thereof;

               (b) All inventory in all of its forms, wherever located, now or hereafter existing;

               (c) All accounts, contract rights, chattel paper, instruments, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, general intangibles or obligations;

               (d) All other personal property in all of its forms, wherever located and whether now owned or hereafter acquired; and

               (e) All proceeds of any and all of the foregoing (including, without limitation, proceeds which constitute property of the types described in clauses (a), (b) and (c) of this Section 2 and, to the extent not otherwise included, all payment under insurance (whether or not the Lender is a loss payee thereof), and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise in respect to any of the foregoing.

          SECTION 3.     THE CREDIT FACILITY.

               SECTION 3.1. BORROWINGS. Each Loan shall be in an amount not less than $50,000, and in no event shall the sum of the aggregate Loans made exceed the amount of the Lender's written commitment to the Borrower in effect from time to time. Notwithstanding anything herein to the contrary, the Lender shall be obligated to make the initial Loan and each other Loan only after the Lender, in its sole discretion, determines that the applicable conditions for borrowing contained in Section 3.3 are satisfied. The timing and financial scope of Lender's obligation to make Loans hereunder are limited as set forth in a commitment letter executed by Lender and Borrower, dated as of April 22, 1998 and attached hereto as Exhibit A (the "Commitment Letter").

               SECTION 3.2. APPLICATION OF PROCEEDS. The Borrower shall not directly or indirectly use any proceeds of the Loans, or cause, assist, suffer, or permit the use of any proceeds of the Loans, for any purpose other than for the general working capital needs of the Borrower.

               SECTION 3.3.   CONDITIONS TO LENDING.

          (a) The obligation of the Lender to make the Loans is subject to the Lender's receipt of the following, each dated the date of the initial Loan or as of an earlier date acceptable to the Lender, in form and substance satisfactory to the Lender and its counsel:

               (i) completed requests for information (Form UCC-11) listing all effective Uniform Commercial Code financing statements naming the Borrower as debtor and all tax lien, judgment, and litigation searches for the Borrower as the Lender shall deem necessary or desirable;

               (ii) Uniform Commercial Code financing statements (Form UCC-1) duly executed by the Borrower (naming the Lender as secured party and the Borrower as debtor and in form acceptable for filing in all jurisdictions that the Lender deems necessary or desirable to perfect the security interests granted to it hereunder) and, if applicable, termination statements or other releases duly filed in all jurisdictions that the Lender deems necessary or desirable to perfect and protect the priority of the security interests granted to it hereunder in the Collateral;

               (iii) a Note duly executed by the Borrower evidencing the amount of such Loan;

               (iv) a Collateral Access Agreement duly executed by the lessor or mortgagee, as the case may be, of each premises where the Collateral is located;

               (v) certificates of insurance required under Section 5.4 of this Agreement together with loss payee endorsements for all such policies naming the Lender as lender loss payee and as an additional insured;

               (vi) a copy of the resolutions of the Board of Directors of the Borrower (or a unanimous consent of directors in lieu thereof) authorizing the execution, delivery, and performance of this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, attached to which is a certificate of the Secretary or an Assistant Secretary of the Borrower certifying
          (A) that the copy of the resolutions is true, complete, and accurate, that such resolutions have not been amended or modified since the date of such certification and are in full force and effect and (B) the incumbency, names, and true signatures of the officers of the Borrower authorized to sign the Loan Documents to which it is a party;

               (vii) an Intellectual Property Security Agreement duly executed by the Borrower specifically identifying and granting to the Lender a security interest in all of Borrower's intellectual property; and


               (vii) such other agreements and instruments as the Lender deems necessary in its sole and absolute discretion in connection with the transactions contemplated hereby.

          (b) There shall be no pending or, to the knowledge of the Borrower after due inquiry, threatened litigation, proceeding, inquiry, or other action
(i) seeking an injunction or other restraining order, damages, or other relief with respect to the transactions contemplated by this Agreement or the other Loan Documents or thereby or (ii) which affects or could affect the business, prospects, operations, assets, liabilities, or condition (financial or otherwise) of the Borrower, except, in the case of clause (ii), where such litigation, proceeding, inquiry, or other action could not be expected to have a Material Adverse Effect in the judgment of the Lender.

          (c) The Borrower shall have paid all fees and expenses required to be paid by it to the Lender as of such date.

          (d) The security interests in the Collateral granted in favor of the Lender under this Agreement shall have been duly perfected and shall constitute first or second priority liens, as applicable.

          SECTION 4.  THE BORROWER'S REPRESENTATIONS AND WARRANTIES.

               SECTION 4.1. GOOD STANDING; QUALIFIED TO DO BUSINESS. The Borrower (a) is duly organized, validly existing, and in good standing under the laws of the State of its organization, (b) has the power and authority to own its properties and assets and to transact the businesses in which it is presently, or proposes to be, engaged, and (c) is duly qualified and authorized to do business and is in good standing in every jurisdiction in which the failure to be so qualified could have a Material Adverse Effect on (i) the Borrower, (ii) the Borrower's ability to perform its obligations under the Loan Documents, or (iii) the rights of the Lender hereunder.

               SECTION 4.2. DUE EXECUTION, ETC. The execution, delivery, and performance by the Borrower of each of the Loan Documents to which it is a party are within the powers of the Borrower, do not contravene the organizational documents, if any, of the Borrower, and do not (a) violate any law or regulation, or any order or decree of any court or governmental authority,
(b) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage, or deed of trust or any material lease, agreement, or other instrument binding on the Borrower or any of its properties, or
(c) require the consent, authorization by, or approval of or notice to or filing or registration with any governmental authority or other Person. This Agreement is, and each of the other Loan Documents to which the Borrower is or will be a party, when delivered hereunder or thereunder, will be, the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general principles of equity.

               SECTION 4.3. SOLVENCY; NO LIENS. The Borrower is Solvent and will be Solvent upon the completion of all transactions contemplated to occur hereunder (including, without limitation, the Loan to be made on the Effective
Date); the security interests granted herein constitute and shall at all times constitute the first and only liens on the Collateral other than Permitted Liens; and the Borrower is, or will be at the time additional Collateral is acquired by it, the owner of the Collateral with full right to pledge, sell, consign, transfer, and create a security interest therein, free and clear of any and all claims or liens in favor of any other Person other than Permitted Liens.

               Section 4.4. NO JUDGMENTS, LITIGATION. No judgments are outstanding against the Borrower nor is there now pending or, to the best of the Borrower's knowledge after diligent inquiry, threatened any litigation, contested claim, or governmental proceeding by or against the Borrower except judgments and pending or threatened litigation, contested claims, and governmental proceedings which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

               SECTION 4.5. NO DEFAULTS. The Borrower is not in default or has not received a notice of default under any material contract, lease, or commitment to which it is a party or by which it is bound. The Borrower knows of no dispute regarding any contract, lease, or commitment which could have a Material Adverse Effect on the Borrower.

               SECTION 4.6. COLLATERAL LOCATIONS. On the date hereof, each item of the Collateral is located at the place of business specified in the applicable Schedule.

               SECTION 4.7. NO EVENTS OF DEFAULT. No Event of Default has occurred and is continuing nor has any event occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

               SECTION 4.8. NO LIMITATION ON LENDER'S RIGHTS. Except as permitted herein, none of the Collateral is subject to contractual obligations that may restrict or inhibit the Lender's rights or abilities to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

               SECTION 4.9. PERFECTION AND PRIORITY OF SECURITY INTEREST. This Agreement creates a valid and, upon completion of all required filings of financing statements, perfected first priority and exclusive security interest in the Collateral, securing the payment of all the Obligations.

               SECTION 4.10. ACCURACY AND COMPLETENESS OF INFORMATION. All data, reports, and information heretofore, contemporaneously, or hereafter furnished by or on behalf of the Borrower in writing to the Lender or for purposes of or in connection with this Agreement or any other Loan Document, or any transaction contemplated hereby or thereby, are or will be true and accurate in all material respects on the date as of which such data, reports, and information are dated or certified and not incomplete by omitting to state any material fact necessary to make such data, reports, and information not misleading at such time. There are no facts now known to the Borrower which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect and which have not been specified herein, in the Financial Statements, or in any certificate, opinion, or other written statement previously furnished by the Borrower to the Lender.

          SECTION  5. COVENANTS OF THE BORROWER.

               SECTION 5.1. EXISTENCE, ETC. The Borrower shall: (a) retain its existence and its current yearly accounting cycle, (b) maintain in full force and effect all licenses, bonds, franchises, leases, trademarks, patents, contracts, and other rights necessary to the profitable conduct of its business unless the failure to do so could not reasonably be expected to have a Material Adverse Effect on the Borrower, (c) continue in, and limit its operations to, the same general lines of business as those presently conducted or proposed to be conducted by it, and (d) comply with all applicable laws and regulations of any federal, state, or local governmental authority, except for such laws and regulations the violations of which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

               SECTION 5.2. NOTICE TO THE LENDER. As soon as possible, and in any event within five Business Days after the Borrower learns of the following, the Borrower will give written notice to the Lender of (a) any proceeding instituted or threatened to be instituted by or against the Borrower in any federal, state, local, or foreign court or before any commission or other regulatory body (federal, state, local, or foreign) involving a sum, together with the sum involved in all other similar proceedings, in excess of $50,000 in the aggregate, (b) any contract that is terminated or amended and which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower, (c) the occurrence of any Material Adverse Change with respect to the Borrower, and (d) the occurrence of any Event of Default or event or condition which, with notice or lapse of time or both, would constitute an Event of Default, together with a statement of the action which the Borrower has taken or proposes to take with respect thereto.

               SECTION 5.3. MAINTENANCE OF BOOKS AND RECORDS. The Borrower will maintain books and records pertaining to the Collateral in such detail, form, and scope as the Lender shall reasonably require in its commercially reasonable judgment. The Borrower agrees that the Lender or its agents may enter upon the Borrower's premises at any time and from time to time during normal business hours, and at any time upon the occurrence and continuance of an Event of Default, for the purpose of inspecting the Collateral and any and all records pertaining thereto.

               Section 5.4. INSURANCE. The Borrower will maintain insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, and covering such risks as are at all times satisfactory to the Lender. All such policies shall be made payable to the Lender, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Lender may reasonably require to protect the Lender's interests in the Collateral and to any payments to be made under such policies. Certificates of insurance policies are to be delivered to the Lender, premium prepaid, with the loss payable endorsement in the Lender's favor, and shall provide for not less than thirty days' prior written notice to the Lender, of any alteration or cancellation of coverage. If the Borrower fails to maintain such insurance, the Lender may arrange for (at the Borrower's expense and without any responsibility on the Lender's part for) obtaining the insurance. Unless the Lender shall otherwise agree with the Borrower in writing, the Lender shall have the right, in the name of the Lender or the Borrower, to file claims under any insurance policies, to receive and give acquittance for any payments that may be payable thereunder, and to execute any endorsements, receipts, releases, assignments, reassignments, or other documents that may be necessary to effect the collection, compromise, or settlement of any claims under any such insurance policies.

               SECTION 5.5. TAXES. The Borrower will pay, when due, all taxes, assessments, claims, and other charges ("Taxes") lawfully levied or assessed against the Borrower or the Collateral other than taxes that are being diligently contested in good faith by the Borrower by appropriate proceedings promptly instituted and for which an adequate reserve is being maintained by the Borrower in accordance with GAAP. If any Taxes remain unpaid after the date fixed for the payment thereof, or if any lien shall be claimed therefor, then, without notice to the Borrower, but on the Borrower's behalf, the Lender may pay such Taxes, and the amount thereof shall be included in the Obligations.

               SECTION 5.6. BORROWER TO DEFEND COLLATERAL AGAINST CLAIMS; FEES ON COLLATERAL. The Borrower will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein. The Borrower will not permit any notice creating or otherwise relating to liens on the Collateral or any portion thereof to exist or be on file in any public office other than Permitted Liens. The Borrower shall promptly pay, when payable, all transportation, storage, and warehousing charges and license fees, registration fees, assessments, charges, permit fees, and taxes (municipal, state, and federal) which may now or hereafter be imposed upon the ownership, leasing, renting, possession, sale, or use of the Collateral, other than taxes on or measured by the Lender's income and fees, assessments, charges, and taxes which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP.

               SECTION  5.7.  NO CHANGE OF LOCATION, STRUCTURE, OR IDENTITY.
The Borrower will not (a) change the location of its chief executive office or establish any place of business other than those specified herein or (b) move or permit the movement of any item of Collateral from the location specified in the applicable Schedule, except that the Borrower may change its chief executive office and keep Collateral at other locations within the United States provided that the Borrower has delivered to the Lender (i) prior written notice thereof and (ii) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to the Lender) necessary or, in the opinion of the Lender, desirable to perfect and maintain in favor of the Lender a first or second priority security interest, as applicable, in the Collateral. Notwithstanding anything to the contrary in the immediately preceding sentence, the Borrower may keep any Collateral consisting of motor vehicles, notebook computers, field testing equipment and mobile communications devices or rolling stock at any location in the United States provided that the Lender's security interest in any such Collateral is conspicuously marked on the certificate of title thereof and the Borrower has complied with the provisions of Section 5.9.

               SECTION 5.8. USE OF COLLATERAL; LICENSES; REPAIR. The Collateral shall be operated by competent, qualified personnel in connection with the Borrower's business purposes, for the purpose for which the Collateral was designed and in accordance with applicable operating instructions, laws, and government regulations, and the Borrower shall use every reasonable precaution to prevent loss or damage to the Collateral from fire and other hazards. The Borrower shall procure and maintain in effect all orders, licenses, certificates, permits, approvals, and consents required by federal, state, or local laws or by any governmental body, agency, or authority in connection with the delivery, installation, use, and operation of the Collateral.

               SECTION 5.9. FURTHER ASSURANCES. The Borrower will, promptly upon request by the Lender, execute and deliver or use its best efforts to obtain any document required by the Lender (including, without limitation, warehouseman or processor disclaimers, mortgagee waivers, landlord disclaimers, or subordination agreements with respect to the Obligations and the Collateral), give any notices, execute and file any financing statements, mortgages, or other documents (all in form and substance satisfactory to the Lender), mark any chattel paper, deliver any chattel paper or instruments to the Lender, and take any other actions that are necessary or, in the opinion of the Lender, desirable to perfect or continue the perfection and the first priority of the Lender's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of any Persons, or to effect the purposes of this Agreement. The Borrower hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. To the extent required under this Agreement, the Borrower will pay all costs incurred in connection with any of the foregoing.

               SECTION 5.10. NO DISPOSITION OF COLLATERAL. The Borrower will not in any way hypothecate or create or permit to exist any lien, security interest, charge, or encumbrance on or other interest in any of the Collateral, except for the lien and security interest granted hereby and Permitted Liens which are junior to the lien and security interest of the Lender, and the Borrower will not sell, transfer, assign, pledge, collaterally assign, exchange, or otherwise dispose of any of the Collateral. In the event the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Lender shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange, or other disposition, and the Borrower will hold the proceeds thereof in a separate account for the benefit of the Lender. Following such a sale, the Borrower will transfer such proceeds to the Lender in kind.

               SECTION 5.11. NO LIMITATION ON LENDER'S RIGHTS. Except for contracts in the ordinary course of business (including government contracts, technology licensing agreements and joint venture agreements), the Borrower will not enter into any contractual obligations which may restrict or inhibit the Lender's rights or ability to sell or otherwise dispose of the Collateral or any part thereof.

               SECTION 5.12. PROTECTION OF COLLATERAL. Upon notice to the Borrower (provided that if an Event of Default has occurred and is continuing the Lender need not give any notice), the Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect its security interests in the Collateral, including, without limitation, the rights to satisfy, purchase, contest, or compromise any encumbrance, charge, or lien which, in the reasonable judgment of the Lender, appears to be prior to or superior to the security interests granted hereunder, and appear in, and defend any action or proceeding purporting to affect its security interests in, or the value of, any of the Collateral. The Borrower hereby agrees to reimburse the Lender for all payments made and expenses incurred under this Agreement including fees, expenses, and disbursements of attorneys and paralegals (including the allocated costs of in-house counsel) acting for the Lender, including any of the foregoing payments under, or acts taken to protect its security interests in, any of the Collateral, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by the Lender hereunder absent the Lender's gross negligence or willful misconduct. Notwithstanding the foregoing, the Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts or to participate in or perform any act relating to any litigation involving Borrower's Intellectual Property Collateral (as defined in the Intellectual Property Agreement).

               SECTION 5.13. DELIVERY OF ITEMS. The Borrower will (a) promptly (but in no event later than one Business Day) after its receipt thereof, deliver to the Lender any documents or certificates of title issued with respect to any property included in the Collateral, and any promissory notes, letters of credit or instruments related to or otherwise in connection with any property included in the Collateral, which in any such case come into the possession of the Borrower, or shall cause the issuer thereof to deliver any of the same directly to the Lender, in each case with any necessary endorsements in favor of the Lender and (b) deliver to the Lender as soon as available copies of any and all press releases and other similar communications issued by the Borrower.

               SECTION 5.14. SOLVENCY. The Borrower shall be and remain Solvent at all times.

               SECTION 5.15.  FUNDAMENTAL CHANGES.  The Borrower shall not
(a) amend or modify its name, unless the Borrower delivers to the Lender thirty days prior to any such proposed amendment or modification written notice of such amendment or modification and within ten days before such amendment or modification delivers executed Uniform Commercial Code financing statements (in form and substance satisfactory to the Lender) or (b) merge or consolidate with any other entity or make any material change in its capital structure, in each case without the Lender's prior written consent which shall not be unreasonably withheld, provided, however, that nothing herein shall prevent Borrower from entering into such a transaction without Lender's consent if Borrower fully discharges all of its Obligations hereunder at or before the closing of such transaction.

               SECTION 5.16. ADDITIONAL REQUIREMENTS. The Borrower shall take all such further actions and execute all such further documents and instruments as the Lender may reasonably request.

          SECTION 6. FINANCIAL STATEMENTS. Until the payment and satisfaction in full of all Obligations, the Borrower shall deliver to the Lender the following financial information:

               SECTION 6.1. ANNUAL FINANCIAL STATEMENTS. As soon as available, but not later than 120 days after the end of each fiscal year of the Borrower and its consolidated subsidiaries, the consolidated balance sheet, income statement, and statements of cash flows and shareholders equity for the Borrower and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and

               SECTION 6.2. QUARTERLY FINANCIAL STATEMENTS. As soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of the Borrower and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of the Borrower that such Financial Statements have been prepared in accordance with GAAP and are fairly stated in all material respects (subject to normal year-end audit adjustments).

          SECTION 7. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an Event of Default hereunder:

               (a) the Borrower shall fail to pay within five Business Days of when due any amount required to be paid by the Borrower under or in connection with any Note and this Agreement;

               (b) any representation or warranty made or deemed made by the Borrower under or in connection with any Loan Document or any Financial Statement shall prove to have been false or incorrect in any material respect when made;

               (c) the Borrower shall fail to perform or observe (i) any of the terms, covenants or agreements contained in Sections 5.4, 5.7, 5.10, 5.14, or 5.15 hereof or (ii) any other term, covenant, or agreement contained in any Loan Document (other than the other Events of Default specified in this Section
7) and such failure remains unremedied for the earlier of fifteen Business Days from (A) the date on which the Lender has given the Borrower written notice of such failure and (B) the date on which the Borrower knew or should have known of such failure;

               (d) any provision of any Loan Document to which the Borrower is a party shall for any reason cease to be valid and binding on the Borrower, or the Borrower shall so state;

               (e) dissolution, liquidation, winding up, or cessation of the Borrower's business, failure of the Borrower generally to pay its debts as they mature, admission in writing by the Borrower of its inability generally to pay its debts as they mature, or calling of a meeting of the Borrower's creditors for purposes of compromising any of the Borrower's debts;

               (f) the commencement by or against the Borrower of any bankruptcy, insolvency, arrangement, reorganization, receivership, or similar proceedings under any federal or state law and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for forty-five days following the commencement thereof, or any action by the Borrower is taken authorizing any such proceedings;

               (g) an assignment for the benefit of creditors is made by the Borrower, whether voluntary or involuntary, the appointment of a trustee, custodian, receiver, or similar official for the Borrower or for any substantial property of the Borrower, or any action by the Borrower authorizing any such proceeding;

               (h) the Borrower shall default in (i) the payment of principal or interest on any indebtedness in in an aggregate amount of at least $250,000 (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created; or (ii) the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness to cause, with the giving of notice if required, such indebtedness to become due prior to its stated maturity; or (iii) any loan or other agreement under which the Borrower has received financing from Transamerica Corporation or any of its affiliates;

               (i) any tax lien, other than a Permitted Lien, is filed of record against the Borrower and is not bonded or discharged within five Business Days;

               (j) any judgment which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower in an aggregate amount of at least $250,000 and such judgment shall not be stayed, vacated, bonded, or discharged within sixty days;

               (k) any material covenant, agreement, or obligation, as determined in the good faith business judgment of the Lender, made by the Borrower and contained in or evidenced by any of the Loan Documents shall cease to be enforceable, or shall be determined to be unenforceable, in accordance with its terms; the Borrower shall deny or disaffirm the Obligations under any of the Loan Documents or any liens granted in connection therewith; or any liens granted on any of the Collateral in favor of the Lender shall be determined to be void, voidable, or invalid, or shall not be given the priority contemplated by this Agreement; or

               (l) there is a change in more than 35% of the ownership of any equity interests of the Borrower on the date hereof or more than 35% of such interests become subject to any contractual, judicial, or statutory lien, charge, security interest, or encumbrance.

          SECTION 8. REMEDIES. If any Event of Default shall have occurred and be continuing:

               (a) The Lender may, without prejudice to any of its other rights under any Loan Document or Applicable Law, declare all Obligations to be immediately due and payable (except with respect to any Event of Default set forth in Section 7(f) hereof, in which case all Obligations shall automatically become immediately due and payable without necessity of any declaration) without presentment, representation, demand of payment, or protest, which are hereby expressly waived.

               (b) The Lender may take possession of the Collateral and, for that purpose may enter, with the aid and assistance of any person or persons, any premises where the Collateral or any part hereof is, or may be placed, and remove the same.

               (c) The obligation of the Lender, if any, to make additional Loans or financial accommodations of any kind to the Borrower shall immediately terminate.

               (d) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (or in any Loan Document) or otherwise available to it, all the rights and remedies of a secured party under the applicable Uniform Commercial Code (the "Code") whether or not the Code applies to the affected Collateral and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties and
(ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (e) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after the full and final payment of all the Obligations shall be paid over to the Borrower or to such other Person to which the Lender may be required under applicable law, or directed by a court of competent jurisdiction, to make payment of such surplus.

          SECTION 9.   MISCELLANEOUS PROVISIONS.

               SECTION 9.1. NOTICES. Except as otherwise provided herein, all notices, approvals, consents, correspondence, or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery, or certified or registered mail, postage prepaid, if to the Lender, then to Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention:
Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department, and if to the Borrower, then to Conductus, Inc., 969 West Maude Avenue, , Sunnyvale, California 94086, Attention: Chief Financial Officer or such other address as shall be designated by the Borrower or the Lender to the other party in accordance herewith. All such notices and correspondence shall be effective when received.

               SECTION 9.2. HEADINGS. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

               SECTION 9.3. ASSIGNMENTS. The Borrower shall not have the right to assign any Note or this Agreement or any interest therein unless the Lender shall have given the Borrower prior written consent and the Borrower and its assignee shall have delivered assignment documentation in form and substance satisfactory to the Lender in its sole discretion. The Lender may assign its rights and delegate its obligations under any Note or this Agreement.

               SECTION 9.4. AMENDMENTS, WAIVERS, AND CONSENTS. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Borrower from any provision of this Agreement shall be effective only by a writing signed by the Lender and shall bind and benefit the Borrower and the Lender and their respective successors and assigns, subject, in the case of the Borrower, to the first sentence of Section 9.3.

               SECTION 9.5. INTERPRETATION OF AGREEMENT. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in a Note shall have the meaning set forth in the applicable Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with any Note, or any term or provision thereof, and is not dealt with herein with more specificity, this Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

               SECTION 9.6. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall
(i) remain in full force and effect until the indefeasible payment in full of the Obligations, (ii) be binding upon the Borrower and its successors and assigns and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees, and assigns.

               Section 9.7. REINSTATEMENT. To the extent permitted by law, this Agreement and the rights and powers granted to the Lender hereunder and under the Loan Documents shall continue to be effective or be reinstated if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Borrower or upon the appointment of any receiver, intervenor, conservator, trustee, or similar official for the Borrower or any substantial part of its assets, or otherwise, all as though such payments had not been made.

               SECTION 9.8. SURVIVAL OF PROVISIONS. All representations, warranties, and covenants of the Borrower contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Borrower of the Obligations secured hereby.

               SECTION 9.9. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Lender and its directors, officers, agents, employees, and counsel from and against any and all costs, expenses, claims, or liability incurred by the Lender or such Person hereunder and under any other Loan Document or in connection herewith or therewith, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Lender or such Person.

               SECTION 9.10. COUNTERPARTS; TELECOPIED SIGNATURES. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but both of which shall together constitute one and the same instrument. This Agreement and each of the other Loan Documents and any notices given in connection herewith or therewith may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

               SECTION 9.11. SEVERABILITY. In case any provision in or obligation under this Agreement or any Note or any other Loan Document shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

               SECTION 9.12. DELAYS; PARTIAL EXERCISE OF REMEDIES. No delay or omission of the Lender to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

               SECTION 9.13. ENTIRE AGREEMENT. The Borrower and the Lender agree that this Agreement, the Schedule hereto, and the Commitment Letter are the complete and exclusive statement and agreement between the parties with respect to the subject matter hereof, superseding all proposals and prior agreements, oral or written, and all other communications between the parties with respect to the subject matter hereof. Should there exist any inconsistency between the terms of the Commitment Letter and this Agreement, the terms of this Agreement shall prevail.

               SECTION 9.14. SETOFF. In addition to and not in limitation of all rights of offset that the Lender may have under Applicable Law, and whether or not the Lender has made any demand or the Obligations of the Borrower have matured, the Lender shall have the right to appropriate and apply to the payment of the Obligations of the Borrower all deposits and other obligations then or thereafter owing by the Lender to or for the credit or the account of the Borrower.

          SECTION 9.15.  WAIVER OF JURY TRIAL.   THE BORROWER AND THE LENDER
IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          SECTION 9.16. GOVERNING LAW. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

          SECTION 9.17. VENUE; SERVICE OF PROCESS. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS SITUATED IN COOK COUNTY, OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE

AFORESAID COURTS. THE BORROWER HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (a) ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND (b) THE RIGHT TO INTERPOSE ANY NONCOMPULSORY SETOFF, COUNTERCLAIM, OR CROSS-CLAIM. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR IT SPECIFIED IN SECTION 9.1 HEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION, SUBJECT IN EACH INSTANCE TO THE PROVISIONS HEREOF WITH RESPECT TO RIGHTS AND REMEDIES.

               IN WITNESS WHEREOF, the undersigned Borrower has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.

                         CONDUCTUS, INC.


                         By:   /s/ Charles E. Shalvoy
                             --------------------------------------------------
                            Name:  Charles E. Shalvoy
                            Title: President & CEO
                         Federal Tax ID: 77-0162388

Accepted as of the
____ day of June, 1998


TRANSAMERICA BUSINESS CREDIT CORPORATION



By:  /s/ Gary P. Moro
    ------------------------------------
   Name:  Gary P. Moro
   Title: Vice President


Form16

                INTELLECTUAL PROPERTY SECURITY AGREEMENT

      THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT is made and entered into as of this 26th day of June, 1998 (this "Agreement"), between CONDUCTUS, INC., a Delaware corporation (the "Debtor"), with and in favor of TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation (the "Secured Party").

      WHEREAS, the Debtor is entering into a Master Loan and Security Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Master Agreement"; terms which are capitalized herein and not otherwise defined shall have the meanings given to them in the Master Agreement) with the Secured Party, pursuant to which the Debtor is obligated to make certain payments to the Secured Party; and

      WHEREAS, in connection with the Master Agreement, the Debtor is required to grant to the Secured Party a security interest in and lien on substantially all of its assets; and

      WHEREAS, it is a condition precedent to the effectiveness of the Master Agreement that the Debtor shall have executed and delivered this Agreement and granted a security interest in all of the Debtor's right, title and interest in and to all of the Intellectual Property Collateral (as hereinafter defined) in favor of the Secured Party, as contemplated hereby.

      NOW, THEREFORE, in consideration of the premises hereof and to induce the Secured Party to enter into the Master Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. SECURITY FOR OBLIGATIONS.

          (a) SECURITY INTEREST IN PATENTS. To secure the full and prompt payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, the Debtor hereby grants and conveys to the Secured Party a second and valid security interest in, with a power of sale to the extent permitted by law, all of its right, title and interest in the United States and throughout the world, in and to all of its now owned and hereafter acquired United States and foreign patents and all patent and design patent applications, and all issues, reissues, re-examinations, continuations, continuations-in-part or divisions thereof, and all proceeds thereof (hereinafter collectively referred to as the "Patents"). All unexpired patents and all currently pending patent applications owned or licensed (to the extent permitted by the applicable license) by the Debtor are listed on Schedule A attached hereto and made a part hereof. Subject to the provisions of Section 2(n), the Debtor hereby further grants, assigns and conveys to the Secured Party a second and valid security interest, having priority over all other security interests and with power of sale at any time, in all of the right, title and interest of the Debtor in and to all products, proceeds, income, royalties, damages and payments now or hereafter due and payable under or in respect of all Patents and, subject to the provisions of Section 2(n), in and to all rights during the term of this Agreement to sue, collect and retain for the Secured Party's benefit damages and payments for past or future infringements of the Patents.

          (b) SECURITY INTEREST IN TRADEMARKS. To secure the payment and performance of all of the Obligations, the Debtor hereby grants and conveys to the Secured Party a first and valid security interest in, with a power of sale to the extent permitted by applicable law, all of its right, title and interest, in the United States and throughout the world, in and to all of its now owned and hereafter acquired trademarks, service marks and trade names, and all variants thereof (whether or not such name is the subject of a registration or an application therefor), and all registrations and applications to register the same, and all renewals thereof, and the goodwill of the business relating thereto, and all proceeds thereof (hereinafter collectively referred to as the "Trademarks"). All United States trademark registrations and all currently pending trademark applications owned or licensed (to the extent permitted by the applicable license) by the Debtor and all foreign trademark registrations and all currently pending trademark applications in which the Debtor has an interest, are listed on Schedule B attached hereto and made a part hereof. Subject to the provisions of Section 2(n), the Debtor hereby further grants to the Secured Party a second and valid security interest in all of its right, title and interest in and to (i) all products, proceeds, income, royalties, damages and payments now and hereafter due and payable under or in respect of all Trademarks, (ii) subject to the provisions of Section 2(n), all rights during the term of this Agreement to sue, collect and retain for the Secured Party's benefit damages and payments for past or future infringements of the Trademarks and (iii) all rights under or interest in any trademark license agreements or service mark license agreements with any other party, whether the Debtor is a licensee or licensor under any such license agreement, and the right to prepare for sale and sell any and all assets now or hereafter owned by the Debtor and now or hereafter covered by such licenses.

          (c) SECURITY INTEREST IN COPYRIGHTS. To secure the payment and performance of all of the Obligations, the Debtor hereby grants to the Secured Party a first and valid security interest in all of its right, title and interest, in the United States and throughout the world, in and to all of its now owned and hereafter acquired copyrights, and all registrations and applications to register the same, all renewals thereof, any written agreement, naming the Debtor as licensor or licensee, granting any right under any copyright, any work which is or may be subject to copyright protection pursuant to Title 17 of the U.S. Code, and all physical things embodying such works (including, without limitation, copies thereof) created or otherwise used in the business of the Debtor, and all proceeds thereof (hereinafter collectively referred to as the "Copyrights"). All copyright registrations and all currently pending copyright applications owned or licensed (to the extent permitted by the applicable license) by the Debtor are listed on Schedule C attached hereto and made a part hereof. Subject to the provisions of Section 2(n), the Debtor hereby further grants to the Secured Party a second and valid security interest in all of its right, title and interest in and to all products, proceeds, income, royalties, damages and payments now and hereafter due and payable under or in respect of all Copyrights and, subject to the provisions of Section 2(n), in and to all rights during the term of this Agreement to sue, collect and retain for the Secured Party's benefit damages and payments for past or future infringements of the Copyrights.

          (d) SECURITY INTEREST IN PROPRIETARY INFORMATION. To secure the payment and performance of all of the Obligations, the Debtor hereby grants to the Secured Party a second and valid security interest in all of its right, title and interest, in the United States and throughout the world, in and to all of its now owned and hereafter acquired inventions, discoveries, trade secrets, improvements, processes, methods, formulae, applications, ideas, know-how, customer lists, corporate and other business records, license rights, advertising materials, operating manuals, sales literature, drawings, specifications, descriptions, name plates, catalogues, dealer contracts, supplier contracts, distributor agreements, confidential information, consulting agreements, engineering contracts, proprietary information, and goodwill (and all other assets which uniquely reflect such goodwill), and to all income, royalties, damages and payments now and hereafter due or payable therefor or in respect thereof (collectively, the "Proprietary Information" and, together with the Patents, the Trademarks and the Copyrights, the "Intellectual Property Collateral").

      SECTION 2.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEBTOR.

          (a) The Debtor is and will continue to be the owner of all of the Intellectual Property Collateral, free from any adverse claim, security interest, lien or encumbrance in favor of any Person except for the security interest granted to the Secured Party and except for (i) the prior lien of Silicon Valley Bank and (ii) Permitted Liens.

          (b) None of the Intellectual Property Collateral is or shall become subject to any Lien in favor of any Person other than the Secured
Party and except for any Permitted Liens, and the Debtor agrees that it shall not license, transfer, convey or encumber any interest in or to the Intellectual Property Collateral. Notwithstanding the foregoing, the Debtor shall be permitted to license any of the Intellectual Property Collateral in the ordinary course of business on commercially reasonable terms and conditions. Any license of the Intellectual Property Collateral granted by the Debtor (each, a "License") shall be in writing and shall reserve all rights in the Debtor except those reasonably necessary in the ordinary course of business to fulfill the permitted purposes herein. The Debtor shall cause a copy of each License to be delivered to the Secured Party within thirty (30) days of execution by all parties thereto.

          (c) Except as disclosed in Schedule D hereto, the Debtor has made no previous assignment, transfer or agreement materially in conflict herewith or constituting a present or future assignment, transfer, or encumbrance of any of the Intellectual Property Collateral.

          (d) Except as disclosed in Schedule D hereto, there is no financing statement or other document or instrument now signed or on file in any public office granting a security interest in or otherwise encumbering any part of the Intellectual Property Collateral, except those showing the Secured Party as secured party. So long as any Obligations remain outstanding, the Debtor will not execute, and there will not be on file in any public office, any such financing statement or other document or instruments, except financing statements filed or to be filed in favor of the Secured
Party or pursuant to a transaction permitted by the second sentence of
Section 2(b).

          (e) Subject to any limitation stated therein or in connection therewith, all information furnished to the Secured Party concerning the Intellectual Property Collateral and proceeds thereof is and will be accurate and correct in all material respects.

          (f) Except as disclosed in Schedule D hereto, all Intellectual Property Collateral consisting of applications for Patents and for registrations of Trademarks and Copyrights has been duly and properly filed and all Intellectual Property Collateral consisting of issued or granted Patents and of registrations of Trademarks and Copyrights (including, without limitation, any and all renewals, reissues, continuations or divisions thereof, as the case may be) has been duly and properly maintained.

          (g) Promptly, but not more frequently than quarterly, upon the receipt of an official filing receipt indicating that a patent application or an application for registration of a trademark has been received by the U.S. Patent and Trademark Office or an application for registration of a copyright has been received by the U.S. Copyright Office and upon the issuance of any patent or of any trademark or copyright registration, the Debtor agrees to notify the Secured Party in writing, which notice shall identify such patent, trademark or copyright application or patent, trademark or copyright registration, and the Debtor shall execute all documents necessary to perfect a security interest in such patent, trademark or copyright application or such patent or trademark or copyright registration, and the Debtor shall annually, or more frequently as the Secured Party shall request, cause an instrument sufficient to perfect, protect or establish any Lien hereunder to be recorded in the U.S. Patent and Trademark Office with respect to all United States patent applications filed by it or patents issued to it during the prior calendar year and with respect to all trademark applications filed by it or trademark registrations issued to it during the prior calendar year, and the Debtor shall annually, or more frequently as the Secured Party shall request, cause an instrument sufficient to perfect, protect or establish any Lien hereunder to be recorded in the U.S. Copyright Office with respect to United States copyright applications filed by it or copyright registrations issued to it during the prior calendar year.

          (h) The Debtor shall not take any action, or permit any action to be taken by others subject to the Debtor's control, including licensees, or fail to take any action, or permit others subject to the Debtor's control, including licensees, to fail to take any action, subject to the provisions of
Section 2(g), which would, in the case of any such actions or failures to act taken singly or together, materially adversely affect the validity, grant and enforceability of the security interest granted to the Secured Party hereunder. Notwithstanding the foregoing, the Debtor shall be permitted to abandon any of the Trademarks in accordance with the terms of Section 2(l).

          (i) The Debtor shall promptly notify the Secured Party, in writing, of any suit, action, proceeding, claim or counterclaim brought against the Debtor that would reasonably be expected to have a Material Adverse Effect on the Intellectual Property Collateral, and shall, on request, deliver to the Secured Party a copy of all pleadings, papers, orders or decrees theretofore and thereafter filed in any such suit, action or proceeding, and shall keep the Secured Party duly advised in writing of the progress of any such suit.

          (j) To the best knowledge and belief of the Debtor, except as disclosed in Schedule D, no infringement or unauthorized use presently is being made of any Intellectual Property Collateral. In the event of any material infringement of the Intellectual Property Collateral by others or in the event of any other conduct detrimental to the Intellectual Property Collateral by others known or brought to the attention of the Debtor, the Debtor shall promptly notify the Secured Party in writing at its address set forth in Section 5(a) of such infringement or other conduct and the full nature, extent, evidence and facts of such infringement or other conduct known to the Debtor.

          (k) If reasonably requested by the Secured Party, the Debtor shall provide the Secured Party a complete status report of all Intellectual Property Collateral. Upon request by the Secured Party, the Debtor shall deliver to counsel for the Secured Party copies of any such Intellectual Property Collateral and other documents concerning or related to the prosecution, protection, maintenance, enforcement and issuance of the Intellectual Property Collateral.

          (l) The Debtor shall notify the Secured Party in writing at the address set forth in Section 5(a) at least thirty (30) days prior to any proposed voluntary abandonment of any Intellectual Property Collateral (other than items of Intellectual Property Collateral that are not useful or beneficial to the business and operations of the Debtor) and obtain the prior written consent of the Secured Party to such abandonment.

          (m)  During the term of this Agreement, the Debtor agrees:

               (i) whenever any of the registered Trademarks are used by or on behalf of the Debtor, if reasonably practicable, to affix or cause to be affixed a notice that the mark is a registered trademark or service mark, which notice shall be in a form accepted or required by the trademark marking laws of each country in which the mark is so used and registered; and

              (ii) whenever any of the underlying works covered by registered Copyrights are used by or on behalf of the Debtor, if reasonably practicable, to affix or cause to be affixed a notice that said underlying works are so covered, which notice shall be in a form accepted or required by the copyright laws of such country in which said underlying works are so used and registered.

          (n) Subject to the provisions of Section 4(g), during the term of this Agreement, all income, royalties, payments and damages due and payable to the Debtor under or in respect of the Intellectual Property Collateral shall be paid to the Debtor.

          (o) The Debtor agrees, upon the reasonable request by the Secured Party, during the term of this Agreement;

               (i) to execute, acknowledge and deliver all additional instruments and documents necessary or desirable to effect the purposes and intents of this Agreement, in a form reasonably acceptable to counsel the the Secured Party; and

              (ii) to do all such other acts as may be necessary or appropriate to carry out the purposes and intents of this Agreement, and to create, evidence, perfect and continue the security interest of the Secured Party in the Intellectual Property Collateral.

      SECTION 3. INDEMNITY. The Debtor agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement and any actions taken pursuant to Section 4 or any failure to act thereunder).

      SECTION 4.  RIGHTS AND REMEDIES UPON AN EVENT OF DEFAULT.

             (a) If any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory Requirements of Law, the Secured Party, in addition to other rights and remedies provided for herein and any rights now or hereafter existing under applicable law, shall have all rights and remedies as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

                  (i) personally, or by agents or attorneys, immediately take possession of the Intellectual Property Collateral or any part thereof, from the Debtor or any other Person who then has possession of any part thereof, with or without notice or process of law, and for that purpose may enter upon the Debtor's premises where any of the Intellectual Property Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Debtor; and

                 (ii) sell, assign or otherwise liquidate, or direct the Debtor to sell, assign or otherwise liquidate, any or all of the Intellectual Property Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

          (b) Any collateral repossessed by the Secured Party under or pursuant to Section 4(a) and any other intellectual Property Collateral whether or not so repossessed by the Secured party, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Secured Party may, in compliance with any Requirements of Law, determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the Debtor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the Debtor or any nominee of the Debtor to acquire the Intellectual Property Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the Debtor specifying the time and place of such sale and, in the absence of applicable Requirements of Law, shall be by public auction (which may, at the option of the Secured Party, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers of general circulation in the jurisdiction in which such auction is to be held. To the extent permitted by any such Requirements of Law, the Secured Party may bid for and become the purchaser of the Intellectual Property Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the Debtor (except to the extent of surplus money received). If, under mandatory Requirements of Law, the Secured Party shall be required to make disposition of the Intellectual Property Collateral within a period of time which does not permit the giving of notice to the Debtor as hereinabove specified, the Secured Party need give the Debtor only such notice of disposition as shall be reasonably practicable in view of such mandatory Requirements of Law. The Secured Party shall not be obligated to make any sale of Intellectual Property Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (c) Upon the occurrence and continuance of an Event of Default, the Secured Party shall have the right at any time to make any payments and do any other acts the Secured Party may deem necessary to protect its security interests in the Intellectual Property Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any Lien which, in the reasonable judgment of the Secured Party, appears to be prior to or superior to the security interests granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interest in, or the value of, the Intellectual Property Collateral. The Debtor hereby agrees to reimburse the Secured Party for all payments made and expenses incurred under this Agreement including reasonable fees, expenses and disbursements of attorneys and paralegals acting for the Secured Party, including any of the foregoing payments under, or acts taken to protect its security interests in, the Intellectual Property Collateral, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by the Secured Party hereunder absent the Secured party's gross negligence or willful misconduct. The Secured Party shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

          (d) The Debtor hereby irrevocably authorizes and appoints the Secured Party, or any Person or agent the Secured Party may designate, as the Debtor's attorney-in-fact, with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, at the Debtor's cost and expense, in the Secured Party's discretion, to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes and intents of this Agreement and to exercise all of the following powers upon and at any time after the occurrence and during the continuance of an Event of Default, which powers, being coupled with an interest, shall be irrevocable until all of the Obligations shall have been paid and satisfied in full:

                (i) ask for, demand, collect, bring suit, recover, compromise, administer, accelerate or extend the time of payment, issue credits, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Intellectual Property Collateral; the

               (ii) receive, take, endorse, negotiate, sign, assign and deliver and collect any checks, notes, drafts or other instruments, documents and chattel paper, in connection with clause (i) above;

               (iii) receive, open and dispose of all mail addressed to the Debtor and notify postal authorities to change the address for delivery thereof to such address as the Secured Party may designate;

                (iv) give customers indebted on the Intellectual Property Collateral notice of the Secured Party's interest therein, or to instruct such customers to make payment directly to the Secured Party for the Debtor's account or to request, at any time from customers indebted on the Intellectual Property Collateral, verification of information concerning the Intellectual Property Collateral and the amounts owing thereon;

                 (v) convey any item of Intellectual Property Collateral to any purchaser thereof;

                (vi)  record any instruments under Section 2(g) hereof;

               (vii) make any payments or take any acts under Section 4(c) hereof; and

              (viii) file any claims or take any action or institute any proceedings that the Secured Party may reasonably deem necessary or desirable for the collection of any of the Intellectual Property Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Intellectual Property Collateral.

The Secured Party's authority under this Section 4(d) shall include, without limitation, the authority to execute and give receipt for any certificate of ownership or any document, transfer title to any item of Intellectual Property Collateral, sign the Debtor's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Intellectual Property Collateral and to file the same, prepare, file and sign the Debtor's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with any Intellectual Property Collateral and prepare, file and sign the Debtor's name on a proof of claim in bankruptcy or similar document against any customer of the Debtor, and to take any other actions arising from or incident to the rights, powers and remedies granted to the Secured Party in this Agreement. This power of attorney is coupled with an interest and is irrevocable by the Debtor.

      (e) All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Intellectual Property Collateral shall be applied by the Secured Party against the Obligations in such order as the Secured Party may determine.

      (f) The Secured Party shall have the right of setoff with respect to the Intellectual Property Collateral as provided Section 9.14 of the Master Agreement.

      (g) Upon the occurrence and during the continuance of an Event of Default, all income, royalties, payments and damages under or in respect of the Intellectual Property Collateral, if any, received thereafter shall be held by the Debtor in trust for the benefit of the Secured Party, separate from the Debtor's own property or funds and immediately turned over to the Secured Party with proper assignments or endorsements. Upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right to notify payors of income, royalties, payments and damages under or in respect of the Intellectual Property Collateral to make payment directly to the Secured Party.

      (h) Each and every right, power and remedy hereby specifically given to the Secured Party shall be in addition to every other right, power and remedy specifically given under this Agreement or under the other Lease Documents or now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Secured Party. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Secured Party in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or any acquiescence therein.

    SECTION 5. GENERAL PROVISIONS.

         (a) NOTICES. All notices, approvals, consents or other communications required or desired to be given hereunder shall be in writing and sent by certified or registered mail, return receipt requested, by overnight delivery service, with all charges prepaid, or by telecopier followed by a hard copy sent by regular mail, if to the Secured Party, then to Transamerica Business Credit Corporation, 76 Batterson Road, Farmington, Connecticut 06032, Telecopy: (860) 677-6766, Attn.: Gregory Clark, Esq., and if to the Debtor, then to Conductus, Inc. 969 West Maude Avenue, Sunnyvale, California, 94086, Telecopy: (408) 523-9999, Attn.: Chief Financial Officer. All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three Business Days after being postmarked,
(ii) if sent by overnight delivery service, when received at the above stated address or when delivery is refused and (iii) if sent by telecopier transmission, when receipt of such transmission is acknowledged.

         (b) HEADINGS. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

         (c) SEVERABILITY. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect, in that jurisdiction only, such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

         (d) AMENDMENTS, WAIVERS AND CONSENTS. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Debtor from any provision of this Agreement shall not be effective unless the same shall be in writing and signed by the Debtor and the Secured Party and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (e) INTERPRETATION. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in the Master Agreement shall have the meaning set forth in the Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the Master Agreement and is not dealt with herein with more specificity, the Master Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

         (f) CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Intellectual Property Collateral and shall (i) remain in full force and effect until the payment in full in cash of the Obligations and the termination of the Master Agreement, (ii) be binding upon the Debtor and its successors and assigns and (iii) inure, together with the rights and remedies of the Secured Party, to the Secured Party's successors, transferees and assigns. Without limited the generality of the foregoing clause (iii), the Secured Party may, in accordance with the terms of the Master Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Lease Documents (including, without limitation, all or any portion of any Leases or any Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise, in each case as provided in the Master Agreement.

         (g) REINSTATEMENT. To the extent permitted by law, this Agreement shall continue to be effective or be reinstated if at any time any amount received by the Secured Party in respect of the Obligations is rescinded or must otherwise be restored or returned by the Secured Party because the Debtor is the subject of an Insolvency Event, all as though such payments had not been made.

         (h) SURVIVAL OF PROVISIONS. All representations, warranties and covenants of the Debt or contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Debtor of the Obligations secured hereby and termination of the Master Agreement and the other Lease Documents.

         (i) SECURED PARTY MAY PERFORM. If the Debtor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor and shall constitute Obligations secured by this Agreement.

         (j) NO DUTY ON SECURED PARTY. The powers conferred on the Secured Party hereunder are solely to protect the interest of the Lenders in the Intellectual Property Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. Except for the safe custody of any Intellectual Property Collateral in its possession and the accounting for money actually received by it hereunder, the Secured Party shall have no duty as to Intellectual Property Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters related to any Intellectual Property Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Person or any other rights pertaining to any Intellectual Property Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Intellectual Property Collateral in its possession if such Intellectual Property Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property. To the extent the Intellectual Property Collateral is held by a custodian, the Secured Party shall be deemed to have exercised reasonable case if it has selected the custodian with reasonable care.

         (k) DELAYS; PARTIAL EXERCISE OF REMEDIES. No delay or omission of the Secured Party to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Secured Party of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

         (l) RELEASE; TERMINATION OF AGREEMENT. Subject to the provisions of subsection (g) hereof, upon the payment in full in cash of the Obligations and the termination of the Master Agreement, this Agreement shall terminate and all rights in the Intellectual Property Collateral shall revert to the Debtor. At such time, the Secured Party shall, upon the request and at the expense of the Debtor, (A) execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination and (B) reassign and redeliver to the Debtor all of the Intellectual Property Collateral hereunder which has not been sold, disposed of, retained or applied by the Secured Party in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Secured Party, except as to the absence of any prior assignments by the Secured Party of its interest in the Intellectual Property Collateral.

         (m) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but both of which shall together constitute one and the same agreement.

         (n) GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS,
WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES, EXCEPT TO THE EXTENT THAT FEDERAL LAW IS APPLICABLE.

         (o) SUBMISSION TO JURISDICTION. ALL DISPUTES BETWEEN THE DEBTOR AND THE SECURED PARTY, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE SECURED PARTY SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE DEBTOR OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE SECURED PARTY IN GOOD FAITH TO ENABLE THE SECURED PARTY TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SECURED PARTY. THE DEBTOR AGREES THAT IT WILL NOT ASSERT ANY

PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY THE SECURED PARTY. THE DEBTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE SECURED PARTY HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

         (p) JURY TRIAL. THE DEBTOR AND THE SECURED PARTY EACH HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement by causing this Agreement to be signed by their respective duly authorized officers on the day and year first above written.

                                  CONDUCTUS, INC.

                                  By: /s/ Charles E. Shalvoy
                                      -----------------------------
                                      Name: Charles E. Shalvoy
                                      Title: President & CEO

Accepted and Agreed as of the
date first above written:

TRANSAMERICA BUSINESS CREDIT
CORPORATION

By: /s/ Gary P. Moro
    ----------------------
    Name: Gary P. Moro
    Title: Vice President

                                  SCHEDULE A

                               PATENT PORTFOLIO

ISSUED U.S. PATENTS
----------------------------------------------------------------------------------------------------------------------------------
Patent Number  Inventor(s)              Title                                             Issue Date          Ownership/licenses
----------------------------------------------------------------------------------------------------------------------------------
5,090,819      Kapitulnik, A.           Superconducting Bolometer                         2/25/92                     [*]
                                        Construction
----------------------------------------------------------------------------------------------------------------------------------
5,126,533      Newman, N., Char, K.     Substrate Heater Utilizing Protective             06/30/92
                                        Heat Sinking Means
----------------------------------------------------------------------------------------------------------------------------------
5,130,294      Char, K.                 High Temperature Superconductor-                  07/14/92
                                        Calcium Titanate Structures
----------------------------------------------------------------------------------------------------------------------------------
5,132,282      Newman, N. et al.        High Temperature Superconductor-                  07/21/92
                                        Strontium Titanate Sapphire Structures
----------------------------------------------------------------------------------------------------------------------------------
5,157,466      Char, K. et al.          Grain Boundary Junctions in HTS Films             10/20/92
----------------------------------------------------------------------------------------------------------------------------------
5,207,884      Char, K. et al.          Superconductor Deposition System                  05/04/93
----------------------------------------------------------------------------------------------------------------------------------
5,219,826      Kapitulnik, A.           Superconducting Junctions and Method              06/15/93
                                        of Making Same
----------------------------------------------------------------------------------------------------------------------------------
5,233,500      Liang, G-C. et al.       Package for Cascaded Microwave                    08/03/93
                                        Devices
----------------------------------------------------------------------------------------------------------------------------------
5,241,828      Kapitulnik, A.           Cryogenic Thermoelectric Cooler                   09/07/93
----------------------------------------------------------------------------------------------------------------------------------
5,276,398      Withers, R.S. et al.     Superconducting Magnetic Resonance                01/04/94
                                        Probe Coil
----------------------------------------------------------------------------------------------------------------------------------
5,280,013      Newman, N et al.         Method of Preparing HTS Films on Opposite         1/18/94
                                        Sides of a Substrate
----------------------------------------------------------------------------------------------------------------------------------
5,351,007      Withers, R.S. et al.     Superconducting Magnetic Resonance Probe Coil     09/27/94
----------------------------------------------------------------------------------------------------------------------------------

Confidential                                  Page 1                                   5/20/98

[*]  CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



----------------------------------------------------------------------------------------------------------------------------------
Patent Number  Inventor(s)              Title                                             Issue Date          Ownership/licenses
----------------------------------------------------------------------------------------------------------------------------------
5,366,953      Char, K. et al.          Method of Forming Grain Boundary                  11/22/94                   [*]
                                        Junctions in HTS Films
----------------------------------------------------------------------------------------------------------------------------------
5,455,594      Blasing, R.R. et al.     Internal Thermal Isolation Layer For              10/03/95
                                        Array Antenna
----------------------------------------------------------------------------------------------------------------------------------
5,532,592      Colclough, M.S.          SQUID Control Apparatus with Non-                 7/2/96
                                        Cryogenic Flux-Locked Loop Disposed
                                        in Closed Proximity to the SQUID (as
                                        amended)
----------------------------------------------------------------------------------------------------------------------------------
5,696,392      Char, K. et al.          Improved Barrier Layers for Oxide                 12/9/97
                                        Superconductor Devices and Circuits
----------------------------------------------------------------------------------------------------------------------------------
5,432,151      Russo, R.E. et al.       Process for Ion-Assisted Laser                    7/11/95
                                        Deposition of Biaxially Textured
                                        Intermediate Layer for Forming Superconducting
                                        Thin Film on Substrate
----------------------------------------------------------------------------------------------------------------------------------
5,600,243      Colclough, M.S.          Improved SQUID Coupling Structure                 2/4/97
----------------------------------------------------------------------------------------------------------------------------------
5,449,659      Garrison, S. et al.      Method of Bonding Multilayer                      09/12/95
                                        Structures of Crystalline Materials
----------------------------------------------------------------------------------------------------------------------------------
5,656,937      Cantor, R.               Low-Noise Symmetric DC SQUID                      8/12/97
                                        System
----------------------------------------------------------------------------------------------------------------------------------
5,651,016      Yu, R-C. et al.          Ultrahigh Speed Laser                             7/22/97
----------------------------------------------------------------------------------------------------------------------------------


PENDING U.S. PATENTS
----------------------------------------------------------------------------------------------------------------------------------
Serial No.    Inventor(s)              Title                                             Issue Date
----------------------------------------------------------------------------------------------------------------------------------
08/041,737     Burns, M.J. et al.       Monolithically Integrated                         04/01/93
                                        Superconductor/Semiconductor
                                        Structures
----------------------------------------------------------------------------------------------------------------------------------
08/393,131     Cantor, R.H. et al.      Multiple SQUID Direct Signal Injection            2/21/95
                                        Magnetometer
----------------------------------------------------------------------------------------------------------------------------------
08/616,551     Berkowitz, S.            Three-Terminal Devices with Wide                  3/15/96
                                        Josephson Junctions and Asymmetric
                                        Control Lines
----------------------------------------------------------------------------------------------------------------------------------

Confidential                                  Page 2                                   5/20/98

[*]  CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



----------------------------------------------------------------------------------------------------------------------------------
Serial No.    Inventor(s)              Title                                             Issue Date          Ownership/Licenses
----------------------------------------------------------------------------------------------------------------------------------
08/706,974     Zhang, D. et al.         Frequency Transformation Apparatus                9/3/96                      [*]
                                        and Method in Narrow-band Filter
                                        Designs
----------------------------------------------------------------------------------------------------------------------------------
08/837,571     Sochor, J.R.             Tuning Element for Microwave Filters              4/21/97
                                        and Method of Making Same
----------------------------------------------------------------------------------------------------------------------------------
06/047,555     Moeckly, B.H. et al.     Interface-Engineered High-Te                      5/22/97
                                        Josephson Junctions
----------------------------------------------------------------------------------------------------------------------------------
08/841,730     Kaplounenko, V. et al.   Digital Optical Receiver With                     8/21/97
                                        Instantaneous Josephson Clock
                                        Recovery Circuit
----------------------------------------------------------------------------------------------------------------------------------
08/995,766     Withers, R.S. et al.     Superconducting Resonant Circuit                  12/22/97
----------------------------------------------------------------------------------------------------------------------------------
09/054,912     Zhang, D.                Microstrip Cross-Coupling Control                 4/3/98
                                        Apparatus and Method
----------------------------------------------------------------------------------------------------------------------------------
               Zhang, D.                Narrow Band-Reject Filter                         4/1/98
----------------------------------------------------------------------------------------------------------------------------------


ISSUED FOREIGN PATENTS
----------------------------------------------------------------------------------------------------------------------------------
Country        Serial No.         Inventor(s)            Title                                   Issue Date
----------------------------------------------------------------------------------------------------------------------------------
Australia      651,463            Char, K. et al.        Grain Boundary Junctions in HTS         11/9/94
                                                         Films
----------------------------------------------------------------------------------------------------------------------------------
Australia      677590             Withers, R.S. et al.   Superconducting Magnetic Resonance      8/21/97
                                                         Probe Coil
----------------------------------------------------------------------------------------------------------------------------------
Korea          122283             Char, K. et al.        Grain Boundary Junctions in HTS         9/3/97
                                                         Films
----------------------------------------------------------------------------------------------------------------------------------


PENDING FOREIGN APPLICATIONS
----------------------------------------------------------------------------------------------------------------------------------
Country        Serial No.         Inventor(s)             Title                                  Issue Date
----------------------------------------------------------------------------------------------------------------------------------
Canada         2,137,079          Withers, R.S.,          Superconducting Magnetic Resonance     05/28/93
----------------------------------------------------------------------------------------------------------------------------------

Confidential                                  Page 3                                   5/20/98

[*]  CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



----------------------------------------------------------------------------------------------------------------------------------
Country        Serial No.         Inventor(s)             Title                                 Issue Date    Ownership/Licenses
----------------------------------------------------------------------------------------------------------------------------------
                                  Ligng, G-C.             Probe Coil                                                  [*]
----------------------------------------------------------------------------------------------------------------------------------
China          95199566.2         Zhang, D. et al.        Frequency Transformation Apparatus     10/12/95
                                                          and Method in Narrow-Band Filter
                                                          Designs
----------------------------------------------------------------------------------------------------------------------------------
Europe         94907958.6         Colclough, M.S.         SQUID Control Apparatus
----------------------------------------------------------------------------------------------------------------------------------
Europe         93914293.1         Withers, R.S. et al.    Superconducting Magnetic Resonance     05/28/93
                                                          Probe Coil
----------------------------------------------------------------------------------------------------------------------------------
Europe         95935705.4         Zhang, D. et al.        Frequency Transformation Apparatus     7/30/97
                                                          and Method in Narrow-Band Filter
                                                          Designs
----------------------------------------------------------------------------------------------------------------------------------
Japan          222,828/1992       Newman, N. et al.       Method of Preparing Hign Temperature   8/21/92
                                                          Superconducting Films on Opposite
                                                          Sides of a Substrate
----------------------------------------------------------------------------------------------------------------------------------
Japan          6-50035            Withers, R.S. et al.    Superconducting Magnetic Resonance     05/28/93
                                                          Probe Coil
----------------------------------------------------------------------------------------------------------------------------------
Japan          6-506586           Lee, L.P. et al.        Freestanding Structures of Perovskite- 8/24/93
                                                          Type Oxide Materials
----------------------------------------------------------------------------------------------------------------------------------
Japan          6-518199           Colclough, M.S.         SQUID Control Apparatus                03/02/95
----------------------------------------------------------------------------------------------------------------------------------
Japan          HEI 08-513274      Zhang, D. et al.        Frequency Transformation Apparatus     10/12/95
                                                          and Method in Narrow-Band Filter
                                                          Designs
----------------------------------------------------------------------------------------------------------------------------------
Korea          94-704386          Withers, R.S. et al.    Superconducting Magnetic Resonance     05/28/93
                                                          Probe Coil
----------------------------------------------------------------------------------------------------------------------------------
Korea          97-707601          Zhang, D., Liang,       Frequency Transformation Apparatus     10/12/95
                                  G-C., Shih, C-F         and Method in Narrow-Band Filter
                                                          Designs
----------------------------------------------------------------------------------------------------------------------------------
KS             97-702448          Zhang, D. et al.        Frequency Transformation Apparatus     10/12/95
                                                          and Method in Narrow-Band Filter
                                                          Designs
----------------------------------------------------------------------------------------------------------------------------------
Norway         944607             Withers, R.S., Liang,   Superconducting Magnetic Resonance     05/28/93
                                  G-C.                    Probe Coil
----------------------------------------------------------------------------------------------------------------------------------

Confidential                                  Page 4                                   5/20/98

[*]  CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



----------------------------------------------------------------------------------------------------------------------------------
Country        Serial No.         Inventor(s)             Title                                 Issue Date    Ownership/Licenses
----------------------------------------------------------------------------------------------------------------------------------
WO             PCT/US95/12680     Zhang, D., Liang,       Frequency Transformation Apparatus     10/12/95
                                  G-C, Shih, C-F.         and Method in Narrow-Band Filter
                                                          Designs
----------------------------------------------------------------------------------------------------------------------------------
WO             08/616,551         Berkowitz, S.           Three-Terminal Devices with Wide       3/15/96
                                                          Josephson Junctions and Asymmetric
                                                          Control Lines
----------------------------------------------------------------------------------------------------------------------------------
WO             PCT/US97/14748     Kaplounenko, V.,        Digital Optical Receiver With          8/21/97
                                  Dubash, N.B., Zhang,    Instantaneous Josephson Clock
                                  Y-M., Goshal, U.        Recovery Circuit
----------------------------------------------------------------------------------------------------------------------------------

Confidential                                  Page 5                                   5/20/98


[*] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                                                 SCHEDULE B

----------------------------------------------------------------------------------------------------------------------------------
TRADEMARK                                  NUMBER                     DATE                    COUNTRY
----------------------------------------------------------------------------------------------------------------------------------
CONDUCTUS                               1,746,909                  1/19/93                    US
----------------------------------------------------------------------------------------------------------------------------------
CONDUCTUS and design                    1,742,131                 12/22/92                    US
----------------------------------------------------------------------------------------------------------------------------------
MR. SQUID                               1,812,785                 12/21/93                    US
----------------------------------------------------------------------------------------------------------------------------------
TOO GOOD TO RESIST                      1,753,065                  2/16/93                    US
----------------------------------------------------------------------------------------------------------------------------------
CONDUCTUS                                B533,237                  2/17/93                    Australia
----------------------------------------------------------------------------------------------------------------------------------
CONDUCTUS                                 134 199                  1/17/91                    Austria
----------------------------------------------------------------------------------------------------------------------------------
CONDUCTUS                                 482,967                   4/2/91                    Benelux
----------------------------------------------------------------------------------------------------------------------------------
CONDUCTUS                                 414,967                   7/9/93                    Canada
----------------------------------------------------------------------------------------------------------------------------------
CONDUCTUS                                 1592354                  5/16/90                    France
----------------------------------------------------------------------------------------------------------------------------------
CONDUCTUS                                11177397                  1/31/91                    Germany
----------------------------------------------------------------------------------------------------------------------------------
CONDUCTUS                             401727 C/90                 12/31/92                    Italy
----------------------------------------------------------------------------------------------------------------------------------
CONDUCTUS (cl. 9)                      66274/1990                  2/26/93                    Japan
----------------------------------------------------------------------------------------------------------------------------------
CONDUCTUS (cl. 10)                        2451964                  9/30/92                    Japan
----------------------------------------------------------------------------------------------------------------------------------
CONDUCTUS (cl. 11)                        2703995                  2/28/95                    Japan
----------------------------------------------------------------------------------------------------------------------------------
CONDUCTUS                                  233430                   3/2/92                    S. Korea
----------------------------------------------------------------------------------------------------------------------------------
CONDUCTUS                                 383,556                   7/1/91                    Switzerland
----------------------------------------------------------------------------------------------------------------------------------
CONDUCTUS                                00531974                  8/16/91                    Taiwan
----------------------------------------------------------------------------------------------------------------------------------
CLEARSITE                                 Pending                                             Japan, Europe, US, Canada
----------------------------------------------------------------------------------------------------------------------------------


                                      SCHEDULE C

                                 REGISTERED COPYRIGHTS


--------------------------------------------------------------------------------
REG. NO.                 REG. DATE                COPYRIGHT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SU TX 4-449-856          3/7/97                   Squid Control Instrumentation
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SU TX 4-606-423          6/2/97                   PC Squid Configuration
--------------------------------------------------------------------------------


                                   SCHEDULE D


                                      [*]






[*] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.